                                                                  Exhibit 10(vi)

                             Vendor's Office Copy

                                                              State of Oklahoma
Page 1                                                  Department of Central Services                                PO #: R060692
              Buyer: IP                                         Change Order

Date Printed: 11/03/99                  Regn #: H044241            Agency Regn #: 98000000995                         CO# C350756
------------------------------------------------------------------------------------------------------------------------------------

T0: 7313562912                                               Ship To:    40000
    ATTN JERRY SUNDERLAND                                                OFFICE OF JUVENILE AFFAIRS
    SOUTHERN CORRECTIONS SYSTEMS INC                                     3814 N. SANTA FE, 4TH FLOOR
    PO BOX 57012
    OKLAHOMA CITY OK 73157                                               OKLAHOMA CITY,                                OK 73118
                                                             Charge &    4001A
                                                             Invoice to: OFFICE OF JUVENILE AFFAIRS
                                                                         P.O. BOX 268812

                                                                         OKLAHOMA CITY,                                OK 73126-8812
------------------------------------------------------------------------------------------------------------------------------------
**C350756 *** Change Order *** 009 Changes to Date

001      1.00 MOR 0952-95-65  CHILDREN AND YOUTH SERVICE 3582,852.540000
                       80-BED MEDIUM SECURITY RESIDENTIAL TREATMENT
                       CENTER FOR YOUTHFUL OFFENDERS AND CLASS I, CLASS
                       II AND CLASS III DELINQUENTS

                       THIS IS A REVISED PURCHASE ORDER. THIS DOCUMENT
                       SUPERCEDES ANY PREVIOUSLY ISSUED PURCHASE ORDERS

                       001A- OPTION YEAR I:   $_309,406.05_MONTH
                                              $_3,712,872.62_ANNUAL

                       OPTION PERIOD I CONTRACT TERM SHALL BE FOR AN
                       ADDITIONAL 12 MONTH PERIOD.
                       001B- OPTION YEAR II:   $_313,118.48_MONTH
                                               $ 3,757,421.72_ANNUAL

                       OPTION PERIOD II CONTRACT TERM SHALL BE FOR AN
                       ADDITIONAL 12 MONTH PERIOD.
                       001C- OPTION YEAR III:  $_318,453.9_MONTH
                                               $3,821,447.51_ANNUAL
                       OPTION PERIOD III CONTRACT TERM SHALL BE FOR AN
                       ADDITIONAL 12 MONTH PERIOD.
                       001D- OPTION YEAR IV:   $_322,629.53_MONTH
                                               $3,871,554.36_ANNUAL
                       OPTION PERIOD IV CONTRACT TERM SHALL BE FOR
                       AN ADDITIONAL 12 MONTH PERIOD.
                       TOTAL 60 MONTH PRICE:   $_18,811,291.49__
              ** Unit cost changed from 3,582,852.540000 to 7,295,725.140000.
                                 Change order difference                                                  3,712,872.60

                                 New extended total                                                       7,295,725.14

              Continued, next page ...

                                                         Approved by:           \s\ TOM JAWORSKY
                                                                       -----------------------------------------


                             Vendor's Office Copy

                                                State of Oklahoma
Page 2                                     Department of Central Services
             Buyer: IP                             Change Order                                             PO #: R060692

Date Printed: 11/03/99           Regn #: H044241        Aqency Regn #: 98000000995                          CO#C350756
------------------------------------------------------------------------------------------------------------------------------------

AC 190     400     010003     51618     511100     00.0000000     1,070,960.53     *** Last accounting change ***
AC 190     400     010003     51618     511100     00.0000000     4,783,833.13     * Current accounting change *


                    Terms:
                             2ND YEAR RENEWAL OF A 4 YEAR CONTRACT

                             CONTRACT PERIOD: 12-3-99 THRU 12-2-2000

*** Change order summary ***
   190     400     010003     51618     511100     00.0000000      3,712,872.60


                             Vendor's Office Copy


Page 1                                           State of Oklahoma
                                           Department of Central Services                            PO #: R060692
Buyer: IP     (405)521-4058                        Purchase Order

Date                                        Agency                                        Delivery
Issued: 3/03/98         Regn #: H044241     Regn #: 98000000995        Terms: NET         Date: 3/03/98
------------------------------------------------------------------------------------------------------------------------------------
T0:     7313562912                                     Ship To:  40000
        ATTN JERRY SUNDERLAND                                    OFFICE OF JUVENILE AFFAIRS
        SOUTHERN CORRECTIONS SYSTEMS INC                         3814 N. SANTA FE, 4TH FLOOR
        PO BOX 57012
        OKLAHOMA CITY OK 73157                                   OKLAHOMA CITY,                      OK 73118
                                                 Charge &        4001A
                                                 Invoice to:     OFFICE OF JUVENILE AFFAIRS
                                                                 P.O. BOX 268812

                                                                 OKLAHOMA CITY,                      OK 73126-8812
------------------------------------------------------------------------------------------------------------------------------------
Item        Quantity      Unit    Commodity Code    Description                Unit Price               Amount
----        --------      ----    --------------    -----------                ----------               ------

001            12.00       MOR    0952-95-65                                   303,999.610000     3,647,995.32
                                 80-BED MEDIUM SECURITY RESIDENTIAL TREATMENT
                                 CENTER FOR YOUTHFUL OFFENDERS AND CLASS I, CLASS
                                 II AND CLASS III DELINQUENTS

                                 CONTRACT PERIOD: 3-3-98 thru 3-2-99
                                 001A- OPTION YEAR I:    $_309,406.05__ MONTH
                                                         $_3,712,872.62_ANNUAL
                                 OPTION PERIOD I CONTRACT TERM SHALL BE FOR AN
                                 ADDITIONAL 12 MONTH PERIOD.
                                 001B- OPTION YEAR II:   $_313,118.48__MONTH
                                                         $33,757,421.72_ANNUAL
                                 OPTION PERIOD II CONTRACT TERM SHALL BE FOR AN
                                 ADDITIONAL 12 MONTH PERIOD.
                                 001C- OPTION YEAR III:  $_318,453.96__MONTH
                                                         $3, 821, 447.51__ANNUAL
                                 OPTION PERIOD III CONTRACT TERM SHALL BE FOR AN
                                 ADDITIONAL 12 MONTH PERIOD.
                                 001D- OPTION YEAR IV:   $_322,629.53__MONTH
                                                         $3,871,554.36_ANNUAL
                                 OPTION PERIOD IV CONTRACT TERM SHALL BE FOR AN
                                 ADDITIONAL 12 MONTH PERIOD.
                                 TOTAL 60 MONTH PRICE:   $__18,811,291.49__

                                 Continued: Next Paqe ...
------------------------------------------------------------------------------------------------------------------------------------
Prices exclusive of Federal and State Taxes. Prices are FOB destination unless stated otherwise.
VENDORS READ AND FOLLOW CLOSELY:
1.  This order void one year from date of issuance.
2.  The above order is issued in conformity with
    your quotation and constitutes a contract.
3.  If payment is received in excess of 45 days
    after submitting proper invoice, vendor may be           /s/ TOM JAWORSKY
    entitled to claim interest penalty.                      ------------------------------
    For a copy of these regulations contact                  signed
          OFFICE OF STATE FINANCE                                    Director/Designee
     Room 122, State Capitol Bldg, OKC, OK. 73105            ------------------------------
                                                                        title

                            1. Vendor's Office Copy

                                                     State of Oklahoma
                                              Department of Central Services                                   PO# R060692
BUYER - IP                                             Purchase Order

Date 03/03/98                    Regn. #  H044241                   Agency Regn # 98000000995                  Page #       2
------------------------------------------------------------------------------------------------------------------------------------
Item          Quantity    Unit    Commodity Code       Description                     Unit.Price                Amount
----          --------    ----    --------------       ------------                  --------------              ------

                               TOTAL 60 MONTH PRICE:     $__18,811,291.49___
                                                                                                   =====================
                                                                                     Total Amount          $3,647,995.32
     TERMS:
               THE CONTRACT EFFECTIVE DATE FOR THE OJA MSRTC
               PROGRAM IS 3/3/98.  THE CONTRACTOR SHALL BE
               REQUIRED TO HAVE  THEIR PROPOSED FACILITIES
               OPERATIONAL NO LATER THAN 9 MONTHS FROM THE
               CONTRACT EFFECTIVE DATE.  THE EFFECTIVE DATE FOR
               SERVICES TO BE PROVIDED SHALL COMMENCE NO LATER
               THAN DECEMBER 3, 1998 AND END ON DECEMBER 2, 1999
               FOR THE BASIC CONTRACT PERIOD. OPTIONAL PERIODS
               SHALL COMMENCE OF DECEMBER 3 AND END ON DECEMBER
               2 OF THE RESPECTIVE CALENDAR YEARS.

               THIS CONTRACT INCORPORATES ITB H044241 REQUIREMENT
               AND SOUTHERN CORRECTIONS INC. BID PROPOSAL
               RESPONSE DATED 2-9-98 BY REFERENCE

               VENDOR CONTACT: JERRY SUNDERLAND AT 405-752-8802
               FAX: 405-752-8852

                            1. Vendor's Office Copy

                                                         State of Oklahoma
                                                    Department of Central Services                              PO# R060692
BUYER - IP                                                Purchase Order

Date 03/03/98                            Regn. #  H044241                Agency Regn # 98000000995              Page #     2
------------------------------------------------------------------------------------------------------------------------------------
Item          Quantity     Unit     Commodity Code        Description                       Unit.Price                 Amount
----          --------     ----     --------------        ------------                      ----------                 ------

                                                                                                           ====================
                                                                                          Total Amount            $3,647,995.32

     TERMS:
               CONTRACT PERIOD: 3-3-98 thru 3-2-99
                                WITH OPTION TO RENEW FOR FOUR
                                (4) ADDITIONAL ONE YEAR PERIODS
                                AT SAME TERMS AND CONDITIONS

               Vendor Contact: Jerry Sunderland at 405-752-8802
               fax: 405-752-8852

               This contract incorporates ITB H044241 requirement and Southern Corrections Inc. bid proposal response dated 2-9-98 by reference